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                                                                 EXHIBIT 10.31.2


                     ASSIGNMENT OF LIMITED LIABILITY COMPANY
                              MEMBERSHIP INTERESTS

This Assignment of Limited Liability Company Membership Interests ("Assignment") is made effective this 1st day of March 2001 by and between UAG Connecticut, LLC ("Assignor") and The Miller Continental Group LLC (Assignee").

                                    RECITALS

1. Assignor owns One Hundred Percent (100%) of the limited liability company membership interests (the "Membership Interests") in UAG Connecticut I, LLC f/k/a UAG Connecticut Realty I, LLC (the "Company); and

2. As part of a transaction described in various documents dated March 1, 2001 by and between all or some of Assignee, Assignor, Automotive Group Realty, LLC ("AGR") and UAG Realty, LLC, Assignor wishes to assign Twenty Percent (20%) of the Membership Interests in the Company to Assignee and Assignee wishes to accept such assignment on the terms set forth herein.

         NOW THEREFORE, in consideration of the premises hereof, and for other good and valuable considerations, the parties hereby agree as follows:

                                    AGREEMENT

1. Assignment. Subject to the terms of the Transaction Documents, including, without limitation, the Pledge Agreement dated March 1, 2001 between Assignor, Assignee and AGR, Assignor hereby assigns, transfers and conveys to Assignee and Assignee hereby accepts such assignment, transfer and conveyance of the Twenty Percent (20%) of Membership Interests in the Company.

IN WITNESS WHEREOF, the parties have signed this Assignment effective the day and year first above written.


ASSIGNOR                                             ASSIGNEE
UAG CONNECTICUT, LLC                                 THE MILLER CONTINENTAL
                                                     GROUP LLC



/s/ Robert H. Kurnick, Jr.                           /s/ Richard S. Koppelman
--------------------------                           ------------------------
By:      Robert H. Kurnick, Jr.                      By:    Richard S. Koppelman
Its:     Assistant Secretary                         Its:   Manager